UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2019

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718		36-3857664
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification Number)
Two North Riverside Plaza, Suite 800	Chicago,	Illinois	60606
(Address of Principal Executive Offices)			(Zip Code)

(312) 279-1400

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ELS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers

Effective July 30, 2019, Valerie Henry, Vice President and Chief Accounting Officer of Equity LifeStyle Properties, Inc. (referred to herein as “we,” “us,” the "Company" and “our”), assumed the role of principal accounting officer.

Ms. Henry, 42, joined Equity LifeStyle Properties, Inc. as our Chief Accounting Officer in December 2016. Ms. Henry previously served as Assistant Global Controller for Cushman & Wakefield Inc., a commercial real estate services company, from 2015 to 2016 and Assistant Controller for Knowles Electronics, LLC, an electronic component manufacturing company, from 2014 to 2015. In these roles, Ms. Henry was responsible for the global accounting and reporting function, including responsibilities over Securities and Exchange Commission reporting, preparation of consolidated financial statements, maintenance of accounting policies and procedures, compliance with the Sarbanes-Oxley Act of 2002 and coordination of annual audits. Ms. Henry is a certified public accountant who earned her Bachelor of Science in Accounting from Millikin University.

With respect to the disclosure required by Item 401(b) of Regulation S-K, there are no arrangements or understandings between Ms. Henry and any other person pursuant to which she assumed the role of principal accounting officer. With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between Ms. Henry and any of the Company’s directors or executive officers. With respect to the disclosure required by Item 404(a) of Regulation S-K, there are no relationships or related transactions between Ms. Henry and the Company that would be required to be reported.

Paul Seavey, our Executive Vice President, Chief Financial Officer and Treasurer, will remain principal financial officer.

Item 8.01    Other Events
On July 30, 2019, our board of directors declared the third quarter 2019 dividend of $0.6125 per share of common stock, par value $0.01 per share ("Common Stock"), representing, on an annualized basis, a dividend of $2.45 per share of Common Stock. The dividend will be paid on October 11, 2019 to stockholders of record at the close of business on September 27, 2019.
This report includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as "anticipate," "expect," "believe," "project," "intend," "may be" and "will be" and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include without limitation, information regarding our expectations, goals or intentions regarding the future, and the expected effect of our acquisitions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:

•
our ability to control costs and real estate market conditions, our ability to retain customers, the actual use of sites by customers and our success in acquiring new customers at our properties (including those that we may acquire);

•	our ability to maintain historical or increase future rental rates and occupancy with respect to properties currently owned or that we may acquire;

•	our ability to retain and attract customers renewing, upgrading and entering right-to-use contracts;

•	our assumptions about rental and home sales markets;

•	our ability to manage counter-party risk;

•	our ability to renew our insurance policies at existing rates and on consistent terms;

•
in the age-qualified properties, home sales results could be impacted by the ability of potential home buyers to sell their existing residences as well as by financial, credit and capital markets volatility;

•
results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;

•	impact of government intervention to stabilize site-built single-family housing and not manufactured housing;

•	effective integration of recent acquisitions and our estimates regarding the future performance of recent acquisitions;

•	the completion of future transactions in their entirety, if any, and timing and effective integration with respect thereto;

•	unanticipated costs or unforeseen liabilities associated with recent acquisitions;

•	ability to obtain financing or refinance existing debt on favorable terms or at all;

•	the effect of interest rates;

•	the effect from any breach of our, or any of our vendors', data management systems;

•	the dilutive effects of issuing additional securities;

•	the outcome of pending or future lawsuits or actions brought against us, including those disclosed in our filings with the Securities and Exchange Commission; and

•	other risks indicated from time to time in our filings with the Securities and Exchange Commission.

For further information on these and other factors that could impact us and the statements contained herein, refer to our filings with the Securities and Exchange Commission, including “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q.
These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
Equity LifeStyle Properties, Inc. is a fully integrated owner and operator of lifestyle-oriented properties and owns or has an interest in 413 quality properties in 33 states and British Columbia consisting of 155,973 sites. We are a self-administered, self-managed, real estate investment trust with headquarters in Chicago.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.
By: /s/ Paul Seavey
Paul Seavey
Executive Vice President, Chief Financial Officer and Treasurer

Date: July 30, 2019